UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2018

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401)-828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 16, 2018, the Board of Directors of AstroNova, Inc. (the “Company”) appointed David S. Smith as its Vice President, Treasurer and Chief Financial Officer, effective as of January 22, 2018. Mr. Smith will succeed Joseph P. O’Connell, who currently serves as the Company’s interim Chief Financial Officer and Treasurer.

Mr. Smith, 60, has held a variety of senior finance positions at semiconductor and manufacturing companies, including senior vice president and chief financial officer of Standard Microsystems Corporation, a global semiconductor company, from 2005 to 2008; vice president, finance and chief financial officer of Dover Corporation, a diversified global manufacturing company, from 2000 to 2002; and vice president, finance and chief financial officer of Crane Co., a diversified manufacturing company from 1994 to 2000. Since 2008, Mr. Smith has served as the managing partner of S.C. Advisors LLC, a management consultancy firm. Mr. Smith earned a Masters of Business Administration from The Wharton School at the University of Pennsylvania.

As the Company’s Vice President, Treasurer and Chief Financial Officer, Mr. Smith will receive an annual base salary of $265,000, a car allowance of $1,500 per month, and a housing allowance of up to $2,400 per month. Mr. Smith will be entitled to participate in the Company’s short-term executive incentive plan with a target bonus equal to 40% of his base salary and will be eligible to participate in the Company’s executive long-term incentive plan equity program, subject to the approval of that program by the Compensation Committee of the Company’s Board of Directors. Mr. Smith will also receive options to purchase 50,000 shares of the Company’s common stock and 15,000 restricted stock units, each subject to a four-year vesting schedule. In addition, Mr. Smith will receive life insurance and other employee benefits made available to our other vice presidents, officers and employees and their eligible dependents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: January 19, 2018	By:	/s/ Joseph P. O’Connell
Joseph P. O’Connell
Vice President and Interim Chief Financial Officer

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